Short-term bank loans	12 Months Ended
Dec. 31, 2015
Short-term bank loans
Short-term bank loans

16.  Short-term bank loans

Short-term bank loans as of December 31, 2014 amounted to RMB 1,890,771, represent bank borrowings denominated in U.S. dollar, which was repayable within one year. In March 2014, the Group entered into a loan agreement, whereby on March 7, 2014 the Group effectively pledged certain time deposits to secure the bank loan, totaling US$309,000 and bearing interest at 0.80% per annum over 1-month LIBOR with the maturity date of March 6, 2015. The loan was fully repaid in the first quarter of 2015.

Short-term bank loans as of December 31, 2015 amounted to RMB3,040,209, which consisted of several bank borrowings denominated in RMB. All of these bank borrowings were repayable within one year. The weighted average interest rate for the outstanding borrowings as of December 31, 2015 was approximately 4.40%.